CROWN JEWEL RESOURCES CORP.
                              STOCK INCENTIVE PLAN

                                   Section 1.

                                     PURPOSE

         The purpose of this Plan is to promote the interests of the Company by providing the opportunity to purchase Shares or to receive compensation which is based upon appreciation in the value of Shares to Employees and Key Persons in order to attract and retain Employees and Key Persons by providing an incentive to work to increase the value of Shares and a stake in the future of the Company which corresponds to the stake of each of the Company's shareholders. The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Stock Awards and Stock Appreciation Rights to aid the Company in obtaining these goals.

                                   Section 2.

                                   DEFINITIONS

         Each term set forth in this Section shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender.

         2.1      Board means the Board of Directors of the Company.

         2.2      Code means the Internal Revenue Code of 1986, as amended.

         2.3      Committee means the Compensation Committee of the Board.

         2.4 Common Stock means the $.00005 par value per share common stock of the Company.

         2.5 Company means Crown Jewel Resources Corp., a Delaware corporation, and any successor to such organization.

         2.6      Director means a member of the Board.

         2.7 Employee means an employee of the Company, a Subsidiary or a Parent.

         2.8 Exchange Act means the Securities Exchange Act of 1934, as amended.

         2.9 Exercise  Price means the price which shall be paid to purchase one
(1) Share upon the exercise of an Option granted under this Plan.

         2.10 Fair Market Value of each Share on any date means the price determined below on the last business day immediately preceding the date of valuation:

                  (a) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National

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Market  of the  National  Association  of  Securities  Dealers,  Inc.  Automated
Quotation ("NASDAQ") System, its Fair Market Value per share shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or


                  (b) If the Common Stock is not listed on any established stock exchange or a national market system, its Fair Market Value per share shall be the average of the closing dealer "bid" and "ask" prices of a share of the Common Stock as reflected on the NASDAQ interdealer quotation system of the National Association of Securities Dealers, Inc. on the date of such determination; or

                  (c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

         2.11 Insider means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

         2.12 ISO means an option granted under this Plan to purchase Shares which is intended by the Company to satisfy the requirements of Code ss.422 as an incentive stock option.

         2.13 Key Person means (i) a member of the Board who is not an Employee,
(ii) a consultant, distributor or other person who has rendered or committed to render valuable services to the Company, a Subsidiary or a Parent, (iii) a person who has incurred, or is willing to incur, financial risk in the form of guaranteeing or acting as co-obligor with respect to debts or other obligations of the Company, or (iv) a person who has extended credit to the Company. Key Persons are not limited to individuals and, subject to the preceding definition, may include corporations, partnerships, associations and other entities.

         2.14 Non-ISO means an option granted under this Plan to purchase Shares which is not intended by the Company to satisfy the requirements of Code ss.422.

         2.15 Option means an ISO or a Non-ISO.

         2.16 Outside Director means a member of the Board who is not an Employee and who qualifies as (1) "non-employee director" under Rule 16b-3(b)(3) under the 1934 Act, as amended from time to time, and (2) an "outside director" under Code ss.162(m) and the regulations promulgated thereunder.

         2.17 Parent means any corporation which is a parent of the Company (within the meaning of Codess.424).

         2.18 Participant means an individual who receives a Stock Incentive hereunder.

         2.19 Performance-Based Exception means the performance-based exception from the tax deductibility limitations of Code ss.162(m).

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         2.20 Plan means the Crown Jewel Resources Corp. Stock  Incentive  Plan,
 as amended from time to time.

         2.21 Share means a share of the Common Stock of the Company.

         2.22 Stock Incentive means an ISO, a Non-ISO, a Stock Award or a Stock Appreciation Right.

         2.23 Stock Incentive Agreement means an agreement between the Company and a Participant evidencing an award of a Stock Incentive.

         2.24 Subsidiary means any corporation which is a subsidiary of the Company (within the meaning of Codess.424(f)).

         2.25 Surrendered Shares means the Shares described in Section 8.2 which (in lieu of being purchased) are surrendered for cash or Shares, or for a combination of cash and Shares, in accordance with Section 8.

         2.26 Ten Percent Shareholder means a person who owns (after taking into account the attribution rules of Code ss.424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of either the Company, a Subsidiary or a Parent.

                                   Section 3.

                       SHARES SUBJECT TO STOCK INCENTIVES

         The  total  number  of  Shares  that may be  issued  pursuant  to Stock
Incentives under this Plan shall not exceed Ten Million (10,000,000), as adjusted pursuant to Section 11. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company. Furthermore, any Shares subject to a Stock Incentive which remain after the cancellation, expiration or exchange of such Stock Incentive thereafter shall again become available for use under this Plan, but any Surrendered Shares which remain after the surrender of an ISO or a Non-ISO under Section 8 shall not again become available for use under this Plan. Notwithstanding anything herein to the contrary, no Participant may be granted Options or Stock Appreciation Rights covering an aggregate number of Shares in excess of Five Million (5,000,000) in any calendar year.

                                   Section 4.

                                 EFFECTIVE DATE

         The effective date of this Plan, as amended and restated herein, shall be the date it is adopted by the Board, provided the shareholders of the Company approve this Plan within twelve (12) months after such effective date. If such effective date comes before such shareholder approval, any Stock Incentives granted under this Plan before the date of such approval automatically shall be granted subject to such approval.


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                                   Section 5.

                                 ADMINISTRATION

         5.1 General Administration. This Plan shall be administered by the Board. The Board, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Board shall have the power to interpret this Plan and, subject to Section 13 to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Board's actions shall be binding on the Company, on each affected Employee or Key Person, and on each other person directly or indirectly affected by such actions.

         5.2 Delegation of Authority. The Board may delegate its authority under the Plan, in whole or in part, to a Committee appointed by the Board consisting of not less than two (2) directors. The members of the Committee shall serve at the discretion of the Board. The Committee (if appointed) shall act according to the policies and procedures set forth in the Plan and to those policies and procedures established by the Board, and the Committee shall have such powers and responsibilities as are set forth by the Board. Reference to the Board in this Plan shall specifically include reference to the Committee where the Board has delegated it authority to the Committee, and any action by the Committee pursuant to a delegation of authority by the Board shall be deemed an action by the Board under the Plan. Notwithstanding the above, the Board may assume the powers and responsibilities granted to the Committee at any time, in whole or in part. With respect to Committee appointments and composition, only a Committee comprised solely of two (2) or more Outside Directors may grant Stock Incentives which will meet the Performance-Based Exception, and only a Committee comprised solely of Outside Directors may grant Stock Incentives to Insiders.

         5.3 Decisions Binding. All determinations and decisions made by the Board (or its delegate) pursuant to the provisions of this Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, Key Persons, Participants, and their estates and beneficiaries.

                                   Section 6.

                                   ELIGIBILITY

         Employees and Key Persons shall be eligible for the grant of Stock Incentives under this Plan, but no Employee shall have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as an Employee.

                                    Section 7

                            TERMS OF STOCK INCENTIVES

         7.1      Terms and Conditions of All Stock Incentives

                  (a) The Committee, in its absolute discretion, shall grant Stock Incentives under this Plan from time to time and shall have the right to grant new Stock Incentives in exchange for outstanding Stock Incentives. Stock Incentives shall be granted to Employees or Key Persons selected by the

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Committee,  and the Committee  shall be under no obligation  whatsoever to grant
Stock Incentives to all Employees or Key Persons, or to grant all Stock Incentives subject to the same terms and conditions.

                  (b) The number of Shares as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 3 as to the total number of shares available for grants under the Plan.

                  (c) Each Stock Incentive shall be evidenced by a Stock Incentive Agreement executed by the Company and the Participant, which shall be in such form and contain such terms and conditions as the Committee in its discretion may, subject to the provisions of the Plan, from time to time determine.

                  (d) The date a Stock Incentive is granted shall be the date on which the Committee has approved the terms and conditions of the Stock Incentive Agreement and has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive and has taken all such other action necessary to complete the grant of the Stock Incentive.

         7.2 Terms and Conditions of Options. Each grant of an Option shall be evidenced by a Stock Incentive Agreement which shall:

                  (I)      specify whether the Option is an ISO or Non-ISO; and

                  (II) incorporate such other terms and conditions as the Committee, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of Shares subject to the Option which first become exercisable or subject to surrender during any calendar year.

                  In determining Employee(s) or Key Person(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Committee may take into account the recommendations of the Chief Executive Officer and/or President of the Company and its other officers, the duties of the Employee or Key Person, the present and potential contributions of the Employee or Key Person to the success of the Company, the anticipated number of years of service remaining before the attainment by the Employee of retirement age, and other factors deemed relevant by the Committee, in its sole discretion, in connection with accomplishing the purpose of this Plan. An Employee or Key Person who has been granted an Option to purchase Shares, whether under this Plan or otherwise, may be granted one or more additional Options.

                  If the Committee grants an ISO and a Non-ISO to an Employee on the same date, the right of the Employee to exercise or surrender one such Option shall not be conditioned on his or her failure to exercise or surrender the other such Option.

                  (a) Exercise  Price.  Subject to adjustment in accordance with
Section 11 and the other provisions of this Section, the Exercise Price shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an ISO to a Participant who is not a Ten Percent Shareholder, the

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Exercise  Price shall not be less than the Fair Market Value on the date the ISO is granted. With respect to each grant of an ISO to a Participant who is a Ten Percent Shareholder, a Ten Percent Shareholder shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the ISO is granted. If a Stock Incentive is a Non-ISO, the Exercise Price for each Share shall be no less than the minimum price required by applicable state law, or by the Company's governing instrument, or $0.01, whichever price is greater. Any Stock Incentive intended to meet the Performance-Based Exception must be granted with an Exercise Price equivalent to or greater than the Fair Market Value of the Shares subject thereto.

                  (b) Option Term. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall:

                      (i) make an Option exercisable before the date such Option is granted; or

                      (ii) make an Option exercisable after the earlier of:

                          (A)     the date such Option is exercised in full, or

                          (B)     the date which is the tenth (10th) anniversary
of the date such Option is granted, if such Option is a Non-ISO or an ISO granted to a non-Ten Percent Shareholder, or the date which is the fifth (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Shareholder.

                  A Stock Incentive Agreement may provide for the exercise of an
Option after the employment of an Employee has terminated for any reason whatsoever, including death or disability. The Employee's rights upon termination of employment will be set forth in the applicable Stock Incentive Agreement.
                  (c) Payment.  Options  shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares. Payment for all shares of Stock purchased pursuant to exercise of an Option shall be made in cash or, if the Stock Incentive Agreement provides, by delivery to the Company of a number of Shares which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value equal to the amount to be tendered, or a combination thereof. In addition, if the Stock Incentive Agreement so provides, the Option may be exercised through a brokerage transaction following registration of the Company's equity securities under Section 12 of the Securities Exchange Act of 1934 as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board. However, notwithstanding the foregoing, with respect to any Option recipient who is an Insider, a tender of shares or a cashless exercise must (1) have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Except as provided in subparagraph (f) below, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

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


                  Notwithstanding the above, and in the sole discretion of the Committee, an Option may be exercised as to a portion or all (as determined by the Committee) of the number of Shares specified in the Stock Incentive Agreement by delivery to the Company of a promissory note, such promissory note to be executed by the Participant and which shall include, with such other terms and conditions as the Committee shall determine, provisions in a form approved by the Committee under which: (i) the balance of the aggregate purchase price shall be payable in equal installments over such period and shall bear interest at such rate (which shall not be less than the prime bank loan rate as determined by the Committee) as the Committee shall approve, and (ii) the Participant shall be personally liable for payment of the unpaid principal balance and all accrued but unpaid interest.

                  (d) Conditions to Exercise of an Option. Each Option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, vesting or performance-based restrictions, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

                  (e) Nontransferability of Options. Except as provided in subparagraph (f) below, an Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Option, such Option may be exercised by such Participant's legal guardian, legal representative, or other representative whom the Committee deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant who shall be able to exercise the Option if the Participant is incapacitated shall be determine by the Committee in its sole and absolute discretion.

                  (f) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section, any Option in substitution for a stock option previously issued by another entity, which substitution occurs in connection with a transaction to which Code ss.424(a) is applicable, may provide for an exercise price computed in accordance with Code ss.424(a) and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued stock option being replaced thereby.

         7.3 Terms and Conditions of Stock Appreciation Rights. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of (I) the Fair Market Value of a specified number of Shares at the time of exercise, over (II) a specified price which shall be not less than the Exercise Price for that number of Shares in the case

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of a Stock  Appreciation  Right  granted  in  connection  with a  previously  or contemporaneously granted Option, or in the case of any other Stock Appreciation Right not less than one hundred percent (100%) of the Fair Market Value of that number of Shares at the time the Stock Appreciation Right was granted. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. The exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

                  (a) Payment. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or Shares (at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

                  (b) Conditions to Exercise. Each Stock Appreciation Right granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised in whole or in part.

                  (c)  Nontransferability of Stock Appreciation Right. Except as
otherwise  provided  in a  Participant's  Stock  Incentive  Agreement,  no Stock
Appreciation Right granted under the plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Stock Incentive Agreement, all Stock Appreciation Rights granted to a Participant under the Plan shall be exercisable, during the Participant's lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Stock Appreciation Right, such Stock Appreciation Right may be exercised by such Participant's legal guardian, legal representative, or other representative whom the Committee deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant who shall be able to exercise the Stock Appreciation Right if the Participant is incapacitated shall be determine by the Committee in its sole and absolute discretion.

         7.4 Terms and Conditions of Stock Awards. Shares awarded pursuant to Stock Awards shall be subject to such restrictions as determined by the Committee for periods determined by the Committee. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Stock Awards shall be entitled to vote and receive dividends during the periods of restriction to the same extent as holders of unrestricted Common Stock. The Committee shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restriction period with respect to any part or all of the Shares awarded to a Participant. The Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the Shares awarded determined at the date of grant in exchange for the grant of a Stock Award or may grant a Stock Award without the requirement of a cash payment.

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

                                   Section 8.

                              SURRENDER OF OPTIONS

         8.1 General Rule. The Committee, acting in its absolute discretion, may incorporate a provision in a Stock Incentive Agreement to allow an Employee or Key Person to surrender his or Option in whole or in part in lieu of the exercise in whole or in part of that Option on any date that:

                  (a) the Fair Market Value of the Shares subject to such Option exceeds Exercise Price for such Shares, and

                  (b)  the  Option  to  purchase   such   Shares  is   otherwise
exercisable.

         8.2 Procedure. The surrender of an Option in whole or in part shall be effected by the delivery of the Stock Incentive Agreement to the Committee, together with a statement signed by the Participant which specifies the number of Shares ("Surrendered Shares") as to which the Participant surrenders his or her Option and how he or she desires payment be made for such Surrendered Shares.

         8.3 Payment. A Participant in exchange for his or her Surrendered Shares shall receive a payment in cash or in Shares, or in a combination of cash and Shares, equal in amount on the date such surrender is effected to the excess of the Fair Market Value of the Surrendered Shares on such date over the Exercise Price for the Surrendered Shares. The Committee, acting in its absolute discretion, can approve or disapprove a Participant's request for payment in whole or in part in cash and can make that payment in cash or in such combination of cash and Shares as the Committee deems appropriate. A request for payment only in Shares shall be approved and made in Shares to the extent payment can be made in whole shares of Shares and (at the Committee's discretion) in cash in lieu of any fractional Shares.

         8.4 Restrictions. Any Stock Incentive Agreement which incorporates a provision to allow a Participant to surrender his or her Option in whole or in part also shall incorporate such additional restrictions on the exercise or surrender of such Option as the Committee deems necessary to satisfy the conditions to the exemption under Rule 16b-3 (or any successor exemption) to
Section 16(b) of the Exchange Act.

                                   Section 9.

                              SECURITIES REGULATION

         Each Stock Incentive Agreement may provide that, upon the receipt of Shares as a result of the surrender or exercise of a Stock Incentive, the Participant shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Stock Incentive Agreement may also provide that, if so requested by the Company, the Participant shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended ("1933 Act"), and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Shares transferred upon the exercise

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

or surrender of a Stock Incentive granted under this Plan may at the discretion of the Company bear a legend to the effect that such Shares have not been registered under the 1933 Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

                                   Section 10.

                                  LIFE OF PLAN

         No Stock Incentive shall be granted under this Plan on or after the earlier of:

         (a) the tenth (10th) anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Stock Incentives have been surrendered or exercised in full or no longer are exercisable, or

         (b) the date on which all of the Shares reserved under Section 3 of this Plan have (as a result of the surrender or exercise of Stock Incentives granted under this Plan) been issued or no longer are available for use under this Plan, in which event this Plan also shall terminate on such date.

                                   Section 11.

                                   ADJUSTMENT

         The number of Shares reserved under Section 3 of this Plan, then limit on the number of Shares which may be granted during a calendar year to any individual under Section 3 of this Plan, the number of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options, shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Committee shall have the right to adjust (in a manner which satisfies the requirements of Code ss.424(a)) the number of Shares reserved under Section 3, and the number of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options in the event of any corporate transaction described in Code ss.424(a) which provides for the substitution or assumption of such Stock Incentives. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Committee shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3.

                                   Section 12.

                          SALE OR MERGER OF THE COMPANY

       If the Company agrees to sell substantially all of its assets for cash or property, or for a combination of cash and property, or agrees to any merger, consolidation, reorganization, division or other transaction in which Shares are converted into another security or into the right to receive securities or property, and such agreement does not provide for the assumption or substitution

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

of the Stock Incentives granted under this Plan, each Stock at the direction and discretion of the Committee or the Board, or as is otherwise provided in the Stock Incentive Agreements (i) may be deemed to be fully vested and/or exercisable, or (ii) may be canceled unilaterally by the Company in exchange for
(a) whole Shares (or, subject to satisfying the conditions of an exemption under Rule 16b-3 or any successor exemption to Section 16(b) of the Exchange Act, for the whole Shares and cash in lieu of any fractional Share) which each Participant would otherwise receive if he or she had the right to exercise his or her outstanding Stock Incentive in full and he or she exercised that right exclusively for Shares on a date fixed by the Committee which comes before such sale or other corporate transaction, or (b) cash or other property equivalent in value, as determined by the Board in its sole discretion, to the Shares described in clause (a) of this sentence. Any such Stock Incentive which is not assumed or substituted as provided above and which the Company does not elect to cancel prior to a sale or other corporate transaction as described in this Section shall become fully vested and immediately exercisable just prior to the closing of such transaction.

                                   Section 13.

                            AMENDMENT OR TERMINATION


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

         This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of the Company:
(a) to increase the number of Shares reserved under Section 3, except as set forth in Section 11, (b) to extend the maximum life of the Plan under Section 10 or the maximum exercise period under Section 7, (c) to decrease the minimum Exercise Price under Section 7, or (d) to change the designation of Employees or Key Persons eligible for Stock Incentives under Section 6. The Board also may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time; provided, however, the Company shall not have the right to modify, amend or cancel any Stock Incentive granted before such suspension or termination unless: (I) the Participant consents in writing to such modification, amendment or cancellation, or (II) there is a dissolution or liquidation of the Company or a transaction described in Section 11 or Section 12.

                                   Section 14.

                                  MISCELLANEOUS

         14.1 Shareholder Rights. No Participant shall have any rights as a shareholder of the Company as a result of the grant of a Stock Incentive to him or to her under this Plan or his or her exercise or surrender of such Stock Incentive pending the actual delivery of Shares subject to such Stock Incentive to such Participant.

         14.2 No Guarantee of Continued Relationship. The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract of employment and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement which evidences his or her Stock Incentive.

         14.3 Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the fulfillment of any Stock Incentive, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan Whenever Shares are to be issued or cash paid to a Participant upon exercise of an Option, the Company shall have the right to require the Participant to remit to the Company, as a condition of exercise of the Option, an amount sufficient to satisfy federal, state and local withholding tax requirements at the time of exercise. However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act.

         14.4 Transfer. The transfer of an Employee between or among the Company, a Subsidiary or a Parent shall not be treated as a termination of his or her employment under this Plan.

         14.5 Construction. This Plan shall be construed under the laws of the State of Delaware.


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